EXHIBIT 20.1






                                   BELLAVISTA
                                   ----------
                                    CAPITAL




                            2007 Shareholder Meeting

                                February 27, 2007

--------------------------------------------------------------------------------

                                 MEETING AGENDA


I.  Formal Meeting
        A. Call to Order
        B. Verification of Quorum
        C. Election Results
        D. Adjournment


II. Shareholder Presentation
        A. BellaVista Team
        B. Priorities and Accomplishments - 2006
        C. 2006 Review
        D. Priorities and Goals - 2007
        E. Frequently Asked Questions
        F. Questions and Answers


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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                           FORWARD-LOOKING STATEMENTS

This presentaiton contains forward-looking statements. These include statements regarding the Company's future financial results, operating results, business strategies, projected costs and capital expenditures, investment portfolio, competitive positions, and plans and objectives of management for future operations. Forward-looking statements may be identified by the use of words such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "intend," "seek," "target," and continue," or the negative of these terms, and include the assumptions that underlie such statements. The Company's actual results could differ materially from those expressed or implied in these forward-looking statements as a result of various risks and uncertainties. All forward-looking statements in this report are based on information available to the Company as of the date hereof and the Company assumes no obligation to update any such statements.

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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                              THE BELLAVISTA TEAM


Name                            Posititon
------------------              ---------------------------------

William Offenberg               Chairman (Independent)
Jeffrey Black                   Director (Independent)
Patricia Wolf                   Director (Independent)
Robert Puette                   Director (Independent)
Michael Rider                   Director, President/CFO
Eric Hanke                      Chief Investment Officer


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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                               COMPANY PRIORITIES
                                      2006


o  Complete the liquidation of the Company's non-performing assets
o Conninually evaluate the Company's investment strategy and monitor its performance
o  Make new investments based on strict underwriting criteria
o Align management compensation and incentives with company performance and shareholder value
o  Improve shareholder communications
o Develop a long term strategy to increase shareholder value and transform BellaVista into an attractive investment for both existing and new shareholders



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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                               2003 - 2006 REVIEW
                              Significant Progress




---------------------------  -----------  -----------  -----------  -----------
                                Dec '03      Dec '04      Dec '05      Dec '06
---------------------------  -----------  -----------  -----------  -----------
Non-performing assets
  Number                             26           14            5            1
  % of NRV                          92%          54%          16%           7%
---------------------------  -----------  -----------  -----------  -----------


---------------------------  -----------  -----------  -----------  -----------

---------------------------  -----------  -----------  -----------  -----------

---------------------------  -----------  -----------  -----------  -----------

---------------------------  -----------  -----------  -----------  -----------





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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                               2003 - 2006 REVIEW
                              Significant Progress




---------------------------  -----------  -----------  -----------  -----------
                                Dec '03      Dec '04      Dec '05      Dec '06
---------------------------  -----------  -----------  -----------  -----------


---------------------------  -----------  -----------  -----------  -----------
New investments
  Number                              -            3           19           30
  % of NRV                            -           8%          43%          91%
---------------------------  -----------  -----------  -----------  -----------

---------------------------  -----------  -----------  -----------  -----------

---------------------------  -----------  -----------  -----------  -----------

---------------------------  -----------  -----------  -----------  -----------





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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                               2003 - 2006 REVIEW
                              Significant Progress




---------------------------  -----------  -----------  -----------  -----------
                                Dec '03      Dec '04      Dec '05      Dec '06
---------------------------  -----------  -----------  -----------  -----------


---------------------------  -----------  -----------  -----------  -----------


---------------------------  -----------  -----------  -----------  -----------
Operating expenses               $ 5.8M       $ 6.3M       $ 2.8M        $1.9M
---------------------------  -----------  -----------  -----------  -----------

---------------------------  -----------  -----------  -----------  -----------

---------------------------  -----------  -----------  -----------  -----------





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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                               2003 - 2006 REVIEW
                              Significant Progress




---------------------------  -----------  -----------  -----------  -----------
                                Dec '03      Dec '04      Dec '05      Dec '06
---------------------------  -----------  -----------  -----------  -----------


---------------------------  -----------  -----------  -----------  -----------


---------------------------  -----------  -----------  -----------  -----------

---------------------------  -----------  -----------  -----------  -----------
REO write-downs                 $ 19.8M      $  1.5M      $  2.2M      $  0.5M
---------------------------  -----------  -----------  -----------  -----------

---------------------------  -----------  -----------  -----------  -----------





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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                               2003 - 2006 REVIEW
                              Significant Progress




---------------------------  -----------  -----------  -----------  -----------
                                Dec '03      Dec '04      Dec '05      Dec '06
---------------------------  -----------  -----------  -----------  -----------


---------------------------  -----------  -----------  -----------  -----------


---------------------------  -----------  -----------  -----------  -----------

---------------------------  -----------  -----------  -----------  -----------

---------------------------  -----------  -----------  -----------  -----------
Estimated NRV                    $ 4.01       $ 4.13       $ 4.23       $ 4.57
---------------------------  -----------  -----------  -----------  -----------





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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                               2003 - 2006 REVIEW
                              Significant Progress




---------------------------  -----------  -----------  -----------  -----------
                                Dec '03      Dec '04      Dec '05      Dec '06
---------------------------  -----------  -----------  -----------  -----------
Non-performing assets
  Number                             26           14            5            1
  % of NRV                          92%          54%          16%           7%
---------------------------  -----------  -----------  -----------  -----------
New investments
  Number                              -            3           19           30
  % of NRV                            -           8%          43%          91%
---------------------------  -----------  -----------  -----------  -----------
Operating expenses               $ 5.8M       $ 6.3M       $ 2.8M        $1.9M
---------------------------  -----------  -----------  -----------  -----------
REO write-downs                 $ 19.8M      $  1.5M      $  2.2M      $  0.5M
---------------------------  -----------  -----------  -----------  -----------
Estimated NRV                    $ 4.01       $ 4.13       $ 4.23       $ 4.57
---------------------------  -----------  -----------  -----------  -----------





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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                                ACCOMPLISHMENTS
                                      2006


o  Enhanced due diligence, underwriting and monitoring processes
o  Aligned management compensation
o  Enhanced shareholder communication
o  Established monthly BOD meetings
o  Completed and sold 3 of our 4 non-performing investments
o  Completed Villa Cortona and sold 67 of 72 units
o  Originated 21 new investments totaling $25.8 million
o  Increased NRV 8.0% to $4.57 (Dec '06)


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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                             REAL ESTATE OWNED (REO)

                               Completed and Sold

-----------------------------------------------------  -----------  -----------
                                                          Dec '05      Dec '06
-----------------------------------------------------  -----------  -----------
Academy Heights                                           $   2.0         SOLD
-----------------------------------------------------  -----------  -----------
88 Westshore                                              $   4.2         SOLD
-----------------------------------------------------  -----------  -----------
14 Place Moulin                                           $   2.9         SOLD
-----------------------------------------------------  -----------  -----------
Villa Cortona - 67 units sold                             $  18.6         SOLD
-----------------------------------------------------  -----------  -----------
-----------------------------------------------------  -----------  -----------
Villa Cortona - 5 units remaining                         $   1.7      $   1.7
-----------------------------------------------------  -----------  -----------
189 Gilmartin (completion Spring '07)                     $   3.3      $   4.1
-----------------------------------------------------  -----------  -----------
-----------------------------------------------------  -----------  -----------
   Total                                                  $  32.7      $   5.8
-----------------------------------------------------  -----------  -----------
NRV in millions



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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                                  VILLA CORTONA


o Construction
  completed in Oct
  2006

o 67 of 72 units sold
  and closed

o Remaining 5 units
  in escrow





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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                             REDEPLOYED CAPITAL




-----------------------------------------------------  -----------  -----------
                                                          Dec '05      Dec '06
-----------------------------------------------------  -----------  -----------
REO Properties and Cash                                   $  31.1      $   9.3
-----------------------------------------------------  -----------  -----------
-----------------------------------------------------  -----------  -----------
New Investments - since Mar '04
-----------------------------------------------------  -----------  -----------
     First Trust Deeds                                    $  17.2      $  27.3
-----------------------------------------------------  -----------  -----------
     Subordinated Trust Deeds                             $   7.3      $  13.4
-----------------------------------------------------  -----------  -----------
     JV Equity Investments                                $   8.2      $  15.6
-----------------------------------------------------  -----------  -----------
-----------------------------------------------------  -----------  -----------
   Total                                                  $  63.8      $  65.6
-----------------------------------------------------  -----------  -----------
NRV in millions




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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                                NEW INVESTMENTS


o  25.8 M in new investment commitments
o  64% outside the SF Bay Area
o  49% in first trust deeds
o  Generating monthly interest of $125,000 in cash ($0.01 per share)
o  Accruing $465,000 in monthly interest and preferred returns ($0.03 per share)




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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                          FIRST TRUST DEED INVESTMENT

                          Tuscany Hills - Boise, Idaho



o  $2.1 million land loan
o  130 one acre view
   lots
o  Location outside CA
o  Interest paid monthly





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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                          FIRST TRUST DEED INVESTMENT

                           6 Homes - Redwood City, CA



o  $3.7 million
   construction loan
o  $850,000 price point
o  SF Bay location
o  Accrued interest and
   profit participation





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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                             SUBORDINATED TRUST DEED

                         40 Condos - West Hollywood, CA



o  $3.1 million second
   TD
o  $875,000 price point
o  Southern CA location
o  Interest accrued




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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                              JV EQUITY INVESTMENT

                             26 Homes - El Cajon, CA



o  $1.7 million
   suborndinated TD
o  $588,000 price point
o  Southern CA location
o  Accrued preferred
   return and profit
   participation




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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                                CUPERTINO CAPITAL

                         Diversification and Outsourcing



o  Excellent track record
   - $200 Million under management
   - 13 Years in business
o  Secured Loans with Current Cash Flow
o  Smaller Loans Diversity Portfolio
o  Commercial Property Disversification
o  Allows BVC to Concentrate on High Return Investments
o  BVC's investment - $7.0 million (Dec '06)




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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                            PORTFOLIO DIVERSIFICATION

                                 Decreases Risk



o  Investment Type



o  Geographical



o  Price Point




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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                                 INVESTMENT TYPE



                                                        Dec '05         Dec '06
                      --------------------------  --------------  --------------
                       First Trust Deed              $     28.0       $    34.6
                      --------------------------  --------------  --------------
                       Subordinated TD               $      8.5       $    18.1
 [graphic omitted]    --------------------------  --------------  --------------
                       JV Equity                     $     10.5       $    15.7
                      --------------------------  --------------  --------------
                          Total                      $     47.0       $    68.4
                      --------------------------  --------------  --------------
                      Commitments in millions





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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                            GEOGRAPHICAL

                                                        Dec '05         Dec '06
                      --------------------------  --------------  --------------
                       SF Bay                        $     25.3       $    32.8
                      --------------------------  --------------  --------------
                       Central Valley                $     13.7       $    16.0
 [graphic omitted]    --------------------------  --------------  --------------
                       Southern CA                   $      5.1       $    13.2
                      --------------------------  --------------  --------------
                       Other                         $      2.9       $     6.4
                      --------------------------  --------------  --------------
                          Total                      $     47.0       $    68.4
                      --------------------------  --------------  --------------
                      Commitments in millions





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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                                   PRICE POINT



                                                        Dec '05         Dec '06
                      --------------------------  --------------  --------------
                       Under $500,000                $     25.3       $    29.4
                      --------------------------  --------------  --------------
                       $500,000 - $750,000           $     12.6       $    15.5
 [graphic omitted]    --------------------------  --------------  --------------
                       $750,000 - $1 Million         $      4.1       $    14.3
                      --------------------------  --------------  --------------
                          Total                      $     42.0       $    59.2
                      --------------------------  --------------  --------------
                      Development commitments in millions


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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                                 INVESTMENT RETURN



o  Interest On Loans Collected Monthly
   - 26% of our portfolio
   - Cash collected monthly
   - Provides cash flow to operate business
o  Accrued Interest and Preferred Returns
   - 74% of our portfolio
   - Collected at completion of project
   - Higher rates of return than loans where interest collected monthly
o  Profit Participations
   - Variable timing and amount
   - Collected and recognized at completion of project
   - Higher returns than trust deeds


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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                                RETURN COMPONENTS



                               [graphic omitted]







  - Interest Paid Monthly     - Interest Accrued      - Profit Participations


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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                                2006 NRV INCREASE




-----------------------------------------------------  -----------  -----------
                                                          Dec '06    Per Share
-----------------------------------------------------  -----------  -----------
Interest on Loans Collected Monthly                       $ 1,303      $  0.09
-----------------------------------------------------  -----------  -----------
Accrued Interest and Preferred Returns                    $ 4,200      $  0.27
-----------------------------------------------------  -----------  -----------
Profit Participation                                      $   179      $  0.01
-----------------------------------------------------  -----------  -----------
Increase From Tender Offer                                $    --      $  0.10
-----------------------------------------------------  -----------  -----------
Operating Expenses                                        $-1,885      $ -0.13
-----------------------------------------------------  -----------  -----------
   Total                                                  $ 3,797      $  0.34
-----------------------------------------------------  -----------  -----------


-----------------------------------------------------  -----------  -----------
NRV - Dec '06                                                          $  4.57
-----------------------------------------------------  -----------  -----------
In thousands except per share amounts



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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                               OPERATING EXPENSES




-----------------------------------------------------  -----------  -----------
                                                          Dec '05      Dec '06
-----------------------------------------------------  -----------  -----------
Salaries                                                  $   813      $   599
-----------------------------------------------------  -----------  -----------
Facilities                                                $    91      $    89
-----------------------------------------------------  -----------  -----------
Legal & Accounting                                        $   408      $   189
-----------------------------------------------------  -----------  -----------
Board of Directors & Insurance                            $   275      $   245
-----------------------------------------------------  -----------  -----------
General & Administrative                                  $   134      $    88
-----------------------------------------------------  -----------  -----------
REO & Nonrecurring                                        $ 1,055      $   675
-----------------------------------------------------  -----------  -----------
   Total                                                  $ 2,776      $ 1,885
-----------------------------------------------------  -----------  -----------


-----------------------------------------------------  -----------  -----------
% of NRV                                                     4.0%         2.9%
-----------------------------------------------------  -----------  -----------
In thousands



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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                               COMPANY PRIORITIES
                                      2007



o  Complete and sell the final REO property
o  Monitor performance of existing investments
o Continually evaluate the Company's investment strategy and criteria
o Pursue investments in non-residential real estate to further diversify portfolio and lower risk
o  Meet or exceed 2007 financial plan, thereby:
   - Continuing to increase NRV
   - Continuing the tranformation of BellaVista into an attractive investment for both existing and new shareholders


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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                                    NRV GOALS


NRV per share


$6.20 ------------------------------------------------------------------
                                                                        **$6.13
$5.95 ------------------------------------------------------------------

$5.70 ------------------------------------------------------------------ *$5.67

$5.45 ------------------------------------------------------------------

$5.20 ------------------------------------------------------------------

$4.95 ------------------------------------------------------------------

$4.70 ------------------------------------------------------------------

$4.45 ------------------------------------------------------------------

$4.20 ------------------------------------------------------------------
      |         |          |          |          |          |          |
   Dec-05    Jun-06     Dec-06     Jun-07     Dec-07     Jun-08     Dec-08




      * 10% Annual Return                 **  13% Annual Return



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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                                    NRV GOALS


NRV per share


$6.20 ------------------------------------------------------------------
                                                                        **$6.13
$5.95 ------------------------------------------------------------------

$5.70 ------------------------------------------------------------------ *$5.67

$5.45 ------------------------------------------------------------------

$5.20 ------------------------------------------------------------------

$4.95 ------------------------------------------------------------------

$4.70 ------------------------------------------------------------------
                          ***
$4.45 ------------------------------------------------------------------

$4.20 ------------------------------------------------------------------
      |         |          |          |          |          |          |
   Dec-05    Jun-06     Dec-06     Jun-07     Dec-07     Jun-08     Dec-08




      * 10% Annual Return         **  13% Annual Return       *** Actual



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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                              END OF PRESENTATION








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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                                FREQUENTLY ASKED
                                   QUESTIONS








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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                           FREQUENTLY ASKED QUESTIONS


Question:

     After stating that you planned to not pay dividends or make redemptions for three years, you repurchased 725,000 shares in November.

     Did you change your strategy and can we expect more stock repurchases during 2007?








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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                           FREQUENTLY ASKED QUESTIONS


Answer:

     o The repurchase was made in response to an overly opportunistic tender offer

     o The Company has not changed its strategy to stay fully invested in order to continue to increase NRV as part of the continued transformation of BellaVista into an attractive investment for both existing and new shareholders

     o Therefore the Company has no plans to make further redemptions through Dec `08




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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                           FREQUENTLY ASKED QUESTIONS


Question:

     It has been reported that the residential market has been experiencing a slowdown for over a year.

     How are you positioning the Company's investments to minimize the effects of this downturn?




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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                           FREQUENTLY ASKED QUESTIONS


Answer:

     o    We mitigate risk by diversification:
          -    Lower Price Points
          -    Geographic Diversity
          -    Developer Co-Investment
          -    Investment Type

     o    In-depth due diligence process

     o    Cupertino Capital relationship provides smaller investment size

     o Pursue investments in non-residential real estate to further diversify portfolio and lower risk




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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                           FREQUENTLY ASKED QUESTIONS


Question:

     In the last shareholder meeting you indicated that you were restructuring management compensation.

     Did that happen and, if so, can you highlight the details?






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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                           FREQUENTLY ASKED QUESTIONS



Answer:

     o Compensation packages were developed based on the recommendation and survey conducted by a professional compensation consultant

     o    Base salaries for management were reduced

     o Annual and long term incentive targets were established based on Company priorities with heavy emphasis on NRV

     o Long term incentives in the form of restricted stock are targeted at $6.13 per share as of Dec '08 (13% compounded annual return), with no incentive below $5.67 (10% compounded annual return)



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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                           FREQUENTLY ASKED QUESTIONS



Question:

     When will all the REO projects be completed and sold?






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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                           FREQUENTLY ASKED QUESTIONS



Answer:

     o    Final REO project

     o    189 Gilmartin

     o    Complete in Spring 2007

     o    Tiburon location with spectacular bay views





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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                           FREQUENTLY ASKED QUESTIONS



Question:

     It seems that all of your new loans are focusing on subordinated debt and equity investments.

     What happened to the traditional investments in First Trust Deeds?




--------------------------------------------------------------------------------
2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                           FREQUENTLY ASKED QUESTIONS


Answer:

     o 49% of investments are secured by a first deed of trust (lower risk, lower return)

     o 27% of investments are secured by a deed of trust subordinate to an institutional construction lender (moderate risk, moderate return)

     o 24% of investments are joint ventures with developers (higher risk, higher return)






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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                           FREQUENTLY ASKED QUESTIONS



Question:

     Why is the Company making loans outside of the Bay Area and in other states? Do you have the expertise to evaluate real estate outside of the Bay Area?







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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                           FREQUENTLY ASKED QUESTIONS


Answer:

     o    Geographic   diversity   reduces  the  effect  of  regional   economic
          fluctuations

     o    Invest with developers familiar with the local market

     o Use appraisers and consultants who service the local market to help us understand the local market conditions








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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                           FREQUENTLY ASKED QUESTIONS



Question:

     Who is MacKenzie Patterson Fuller, LP and how much of the Company do they own?







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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                           FREQUENTLY ASKED QUESTIONS



Answer:

     o "For over twenty years, MacKenzie Patterson Fuller, LP (MPF) has specialized in turning investments in discounted, illiquid real estate securities into attractive marketable assets" *

     o    According  to  the  latest  public   information  MPF  currently  owns
          1,231,232 shares which comprises 8.6% of BellaVista's outstanding shares




          *From MPF website


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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                           FREQUENTLY ASKED QUESTIONS




Question:

     Since you are now profitable, why can't you begin to distribute dividends from those profits?






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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                           FREQUENTLY ASKED QUESTIONS



Answer:

     o    Retained profits increase NRV

     o    The Company  believes that a track record of  consistent  increases in
          share  price  will   ultimately   result  in  liquidity   for  current
          shareholders
          -    Raising additional capital
          -    Redemption opportunities
          -    Secondary market







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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                           FREQUENTLY ASKED QUESTIONS



Question:

     You have completed the first year of your three year turnaround program and the NRV increase for 2006 was 8%

     Given that your projected range of growth is a 10% to 13% annually compounded return, do you still expect to be able to achieve the NRV goal of between $5.67 and $6.13 as you indicated in the last shareholder meeting?







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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                           FREQUENTLY ASKED QUESTIONS



Answer:

     o Need to grow NRV by $1.10 to $1.56 over two years to achieve the 10% to 13% targeted range

-----------------------------------------------------  -----------  -----------
                                                              10%          13%
-----------------------------------------------------  -----------  -----------
Dec '06 NRV                                               $  4.57      $  4.57
-----------------------------------------------------  -----------  -----------
Interest collected monthly                                $  0.24      $  0.24
-----------------------------------------------------  -----------  -----------
Accrued income                                            $  0.60      $  0.60
-----------------------------------------------------  -----------  -----------
Profit participations                                     $  0.26      $  0.72
-----------------------------------------------------  -----------  -----------
-----------------------------------------------------  -----------  -----------
   Total NRV growth (projected)                           $  1.10      $  1.56
-----------------------------------------------------  -----------  -----------
   Dec '08 NRV (projected)                                $  5.67      $  6.13
-----------------------------------------------------  -----------  -----------






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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                              QUESTIONS AND ANSWERS











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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL

                                  OUTLOOK 2007

     o    Solid portfolio of investments

     o    Sell the final REO property

     o    Operating expenses in line with optimal portfolio management

     o    Profit participations begin to positively impact NRV



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2007 Shareholder Meeting                                        BellaVista
February 27, 2007                                               ----------
                                                                 CAPITAL